EXHIBIT 10.4

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) amends that certain License Agreement effective March 28, 2002 (the “Agreement”) entered by and between Maxygen, Inc. (“MUS”) and Codexis, Inc. (“Codexis”), and shall be effective as of September 13, 2002 (the “Amendment Date”). MUS and Codexis hereby amend the License Agreement as follows:

1. Article 1 is amended by the addition of the following new definitions:

1.54 “Category” shall mean each of the identified categories listed on Exhibit G.

1.55 “Reserved SubField Termination Date” shall mean the period commencing on the Amendment Date and ending on the later of (i) five (5) years after the Amendment Date, or (ii) a Separation Event.

1.56 “Reserved SubFields” shall mean, in the period from the Amendment Date until the Reserved SubField Termination Date, the subject matter within the SubFields. It is understood and agreed that (i) as of the Reserved SubField Termination Date, one or more of the SubFields may become part of the Codexis Field pursuant to Section 2.1.6(d), and (ii) as of the Reserved SubField Termination Date, the Reserved SubFields (including each Category and SubField) shall be terminated, and shall have no content or force or effect for the remainder of the term of the Agreement.

1.57 “Scheduled Product” shall mean any chemical described on Exhibit F.

1.58 “SubField” shall mean each of the identified SubFields listed on Exhibit G.

1.59 “Supplemental Product” shall mean (a) any chemical within a Category with regard to which Category Codexis conducts a research project meeting the criteria set forth in Section 2.1.6(a) prior to the Reserved SubField Termination Date and (b) each chemical that is within a SubField that becomes part of the Codexis Field as of the Reserved SubField Termination Date pursuant to Section 2.1.6(d).

2. Section 1.10 is amended to provide in its entirety, as follows:

1.10 “Bulk Production” shall mean production by Codexis via enzymatic catalysis (using an Enzyme Product or a Biocatalyst) or fermentation of:

(a) any Enzyme Product or Biocatalyst for sale to a Third Party (other than an Affiliate of Codexis) for manufacture of Catalysis Products, or

(b) any Catalysis Product or Fermentation Product for sale to a Third Party (other than an Affiliate of Codexis) for further processing or formulation, or

(c) any Catalysis Product or Fermentation Product that will be formulated by Codexis for sale to a Third Party, which Product contains one or more Functional Compounds approved by a Regulatory Authority for human or veterinary pharmaceutical use, where such Functional Compound(s) (i) is (are) no longer covered by issued patents in the country where such production will occur, or (ii) is (are) covered by issued patents owned or Controlled by a Third Party (other than an Affiliate of Codexis) that has contracted to have Codexis formulate such Product on behalf of such Third Party, or

(d) any Scheduled Product for sale to a Third Party (other than an Affiliate of Codexis) for further processing or formulation, or

(e) any Supplemental Product for sale to a Third Party (other than an Affiliate of Codexis) for further processing or formulation.

3. Section 1.12 is amended to provide in its entirety, as follows:

1.12 “Codexis Field” shall mean:

(a) Biocatalyst Commercialization and Enzyme Commercialization, subject to the limitations set forth in Section 2.2.2 and the rights of MUS and Third Parties described in Section 2.8;

(b) Building Block Development;

(c) Bulk Production of Products (except Supplemental Products), subject to the limitations set forth in Section 2.2.2 and the rights of MUS and Third Parties described in Section 2.8;

(d) Bulk Production of Supplemental Products to which Codexis has acquired rights pursuant to Sections 2.1.6(c) or (d), subject to the limitations set forth in Section 2.2.2 and the rights of MUS and Third Parties described in Section 2.8.

4. Section 1.17 is amended to provide in its entirety, as follows:

1.17 “Enabling Technology” shall mean all Patent Applications and Patents Controlled by MUS that claim (i) methods of generating genetic diversity (including, without limitation, DNA Shuffling with tangible materials or in silico), or the use thereof, and/or (ii) generally applicable screening techniques, methodologies or processes for identifying genetic variants of interest that: (a) are filed on or before the Separation Event, or (b) claim inventions conceived and reduced to practice or otherwise developed on or before the Separation Event, which Patent Application or Patent is filed on or before the third anniversary of the Separation Event. Enabling Technology shall include MUS’ interest in Third Party Improvements, if any. A list of Patent Applications and Patents within the Enabling Technology existing as of the Effective Date is attached as Exhibit B hereto

5. Section 1.40 is amended to provide in its entirety, as follows:

1.40 “Product” shall mean any Catalysis Product, Enzyme Product, Scheduled Product, Supplemental Product, Biocatalyst or Fermentation Product that:

(a) is made or developed with the use of Enabling Technology, whether by Gene Expression Manipulation and/or Metabolic Pathway Manipulation and/or Strain Improvement or otherwise (e.g., incorporates any variant gene made with Enabling Technology, and/or any protein or peptide expressed therefrom), and/or

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) is developed with the use of Product Technology, or incorporates, or is made using, or is substantially derived from, Product Technology.

6. Section 1.41 is amended to provide in its entirety, as follows:

1.41 “Product Technology” shall mean the Patent Applications and Patents Controlled by MUS on or before the Separation Event that are necessary or useful for use in the Codexis Field, that are not included in Enabling Technology or the Assigned Patents. A list of the Patent Applications and Patents within the Product Technology existing as of the Effective Date is attached as Exhibit D hereto.

7. Section 2.1.1 is amended to read in its entirety as follows:

2.1.1 Licenses. Subject to the terms and conditions herein, including without limitation Sections 2.2, 2.4, 2.6, 2.7 and 2.8, MUS hereby grants to Codexis, and Codexis hereby accepts, irrevocable (except as provided in Sections 9.4.1, 12.2, 12.3 and 12.4), worldwide, royalty-free (subject to Section 2.1.5(b)) licenses, as follows:

(a) with respect to the Enabling Technology and related Know-How:

(i) an exclusive license in Microbes to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Products (including those Supplemental Products that Codexis has acquired rights to pursuant to Section 2.1.6 (c), but excluding, until the Reserved SubField Termination Date, other Supplemental Products) and corresponding Services in the Codexis Field; and

(ii) a non-exclusive license in Category II Plants to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Products (including those Supplemental Products that Codexis has acquired rights to pursuant to Section 2.1.6 (c), but excluding, until the Reserved SubField Termination Date, other Supplemental Products) and corresponding Services in the Codexis Field; and

(b) subject to the terms of Section 2.1.6(a), with respect to the Enabling Technology and related Know-How, in the period from the Amendment Date until the Reserved SubField Termination Date:

(i) an exclusive license in Microbes to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Supplemental Products and corresponding Services; and

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) a non-exclusive license in Category II Plants to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Supplemental Products and corresponding Services; and

(c) with respect to the Enabling Technology and related Know-How, a non-exclusive license to develop, make and use Expression Hosts for Internal Research Use; and

(d) with respect to the Product Technology and related Know-How:

(i) an exclusive license in Microbes to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Products (including those Supplemental Products that Codexis has acquired rights to pursuant to Section 2.1.6 (c), but excluding, until the Reserved SubField Termination Date, other Supplemental Products) and corresponding Services in the Codexis Field; and

(ii) a non-exclusive license in Category II Plants to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Products (including those Supplemental Products that Codexis has acquired rights to pursuant to Section 2.1.6 (c), but excluding, until the Reserved SubField Termination Date, other Supplemental Products) and corresponding Services in the Codexis Field; and

(e) subject to the terms of Section 2.1.6(a), with respect to the Product Technology and related Know-How, in the period from the Amendment Date until the Reserved SubField Termination Date:

(i) an exclusive license in Microbes to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Supplemental Products and corresponding Services; and

(ii) a non-exclusive license in Category II Plants to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Supplemental Products and corresponding Services.

8. Article 2.1 is revised by the addition of new Sections 2.1.6 and 2.1.7:

2.1.6 Reserved SubField. With regard to the Reserved SubFields set forth on Exhibit G:

(a) Until the Reserved SubField Termination Date, Codexis may practice licenses as described in Sections 2.1.1(b) and (e), on a Category-by-Category basis, if for such Category Codexis:

(i) enters into a written contract (including any government grant) with a Third Party that will provide Codexis with at least [*] over a continuous period of [*] months or less from such Third Party to (a) conduct research using the Enabling Technology in the applicable Category, or (b) develop for commercial uses Products subject to Section 1.40(a) in the applicable Category; or

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) expends its own funds in an amount of at least [*] over a continuous period of [*] months or less, to (a) conduct research using Enabling Technology in the applicable Category, or (b) develop for commercial uses Products subject to Section 1.40(a) in the applicable Category; or

(iii) expends its own funds and funds from a Third Party collaborator, which funds total at least [*] over a continuous period of [*] months or less, to conduct (a) research using Enabling Technology in the applicable Category, or (b) develop for commercial uses one or more Products in the applicable Category.

The Codexis Board of Directors (with appropriate recusals for interested party transactions) must approve the transactions and/or Codexis expenditures described in this Section 2.1.6(a).

(b) Commencing on the first anniversary of the Amendment Date and annually thereafter on the anniversary of the Amendment Date until the Reserved SubField Termination Date, and at Codexis’ option, at other times, Codexis shall provide MUS with a written report (i) identifying all Supplemental Products and Categories with regard to which Codexis has conducted research subject to Section 2.1.6(a) above, and (ii) reporting, by Category, the amount of funds expended by Codexis to conduct research in each such Category in the preceding twelve (12) month period.

(c) If Codexis has conducted activities subject to Section 2.1.6(a) as to a particular Category, Codexis shall notify MUS in writing (the “Category Notice”) providing a detailed explanation of why it believes the Section 2.1.6(a) criteria have been fulfilled with regard to the applicable Category. Within thirty (30) days following the date of such Category Notice, senior business representatives of MUS and Codexis shall jointly prepare and sign a written summary (the “Category Summary”) identifying the Category and corresponding Supplemental Product(s) subject to Section 1.59(a). All Supplemental Products in such agreed Category Summary shall be included in the Codexis Field (subject to the applicable SubField exclusions set forth on Exhibit G) for all purposes of this Agreement, as of the date of the applicable agreed Category Summary. Any dispute regarding the subject matter that will be added to the Codexis Field pursuant to this Section 2.1.6(c) shall be resolved as set forth in Article 13.

(d) If Codexis has conducted activities that meet the criteria set forth in Section 2.1.6(a) above with regard to at least one-half of the Categories of any SubField, then, from and after the date of such occurrence (the “Subfield Inclusion Date”), such entire SubField (including all its Categories) shall, subject to the applicable SubField exclusions set forth on Exhibit G, thereafter be included in the Codexis Field for all purposes of this Agreement. Within thirty (30) days following the SubField Inclusion Date, senior business representatives of MUS

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and Codexis shall jointly prepare a written summary identifying (i) those Supplemental Product(s) subject to Section 1.59(a) within Categories that have not become part of the Codexis Field, and (ii) those Categories and SubFields have become included in the Codexis Field. Any dispute regarding the subject matter that will be added to the Codexis Field shall be resolved as set forth in Article 13.

(e) After the Reserved SubField Termination Date, Codexis shall retain the right to complete research regarding a particular Supplemental Product that it commenced prior to such date pursuant to Section 2.1.6(a) if it has expended at least [*] on such research with respect to such Supplemental Product by the Reserved SubField Termination Date, and to commercialize Supplemental Products resulting from such activities, but otherwise Codexis shall not have any other rights with regard to any Category(ies) or SubField(s) that are not within the Codexis Field after the Reserved SubField Termination Date.

(f) Until the date that Codexis acquires license rights under this Agreement to a particular Supplemental Product pursuant to Sections 2.1.6 (c) or (d), Codexis may not grant any Third Party (i) a sublicense to the Enabling Technology for the development or manufacture of any Supplemental Product, or (ii) an option to (1) obtain a sublicense to the Enabling Technology for use with regard to the development or manufacture of any Supplemental Product, or (2) use the Enabling Technology to develop or manufacture any Supplemental Product. It is understood and agreed that Codexis may grant such sublicenses and options to Supplemental Products which have become included in the Codexis Field pursuant to Section 2.1.6(c) above as a result of Codexis having satisfied the conditions of 2.1.6(a).

(g) Until the Reserved SubField Termination Date, MUS will not (i) itself use the Enabling Technology to develop or manufacture any Supplemental Product, or (ii) grant a Third Party a license to use the Enabling Technology to develop or manufacture any Supplemental Product.

(h) It is understood and agreed that as of the Reserved SubField Termination Date, the Reserved SubFields (including each Category and SubField) shall be terminated and shall have no content or force or effect for the remainder of the term of the Agreement.

2.1.7 Rights to Negotiate for Rights Outside the Codexis Field.

(a) Codexis Proposal. If Codexis wishes to use the Enabling Technology outside the then-current scope of the Codexis Field to make a particular commodity chemical or fine chemical, then Codexis shall have a right of negotiation to obtain from MUS a license to use the Enabling Technology to make such specific products via processes proposed by Codexis. In any such event, Codexis shall notify MUS in writing of the particular processes and specific commodity chemical(s) or fine chemical(s). If Codexis notifies MUS that Codexis wishes to negotiate for an expanded license to the Enabling Technology as described in this Section 2.1.7(a), Codexis and MUS shall for a period of one hundred twenty (120) days from Codexis’ notice, or such longer period as the parties may agree in writing, negotiate terms and conditions for such license rights.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) MUS Notice. If MUS wishes to use or license a Third Party to use the Enabling Technology to make a particular commodity chemical or fine chemical for industrial manufacturing applications outside the then-current scope of the Codexis Field, then until the Separation Event, MUS shall notify Codexis, and Codexis shall have a first right of negotiation to obtain from MUS a license to use the Enabling Technology to make such specific products. In any such event, MUS shall notify Codexis in writing of the particular processes and specific commodity chemical(s) or fine chemical(s), subject to any obligations of confidentiality owed to a Third Party. If Codexis notifies MUS in writing within thirty (30) days of notice by MUS pursuant to this Section 2.1.7(b) that Codexis wishes to negotiate for an expanded license to the Enabling Technology for the applicable processes and products, then for a period of one hundred twenty (120) days from MUS’ notice, or such longer period as the parties may agree in writing, MUS and Codexis shall negotiate terms and conditions for such license rights. For the avoidance of doubt, it is understood and agreed that this Section 2.1.7(b) shall apply only to proposed uses of Enabling Technology for manufacturing of commodity chemicals or fine chemicals for industrial applications, and shall not apply to any other application outside the Codexis Field, including, without limitation, to any proposed use for discovery, research, development or manufacturing of pharmaceuticals, vaccines or Agrochemicals and/or for any application relating to agriculture, e.g., processing of food or feed.

(c) Agreement on Terms. If the Parties agree upon mutually acceptable terms and conditions pursuant to Section 2.1.7(a) or Section 2.1.7(b), the Parties shall enter into a written amendment to this Agreement modifying the license granted to Codexis as appropriate to include the relevant rights and applicable chemicals. Neither Party shall be obligated to accept or agree to such terms or conditions, or to enter into any agreement regarding such expanded license rights. If MUS and Codexis do not agree upon mutually acceptable terms and conditions within the applicable time period above, Codexis shall have no right or license to use the Enabling Technology outside the then-existing Codexis Field.

9. Section 2.2.2(b)(i) is deleted, such that Section 2.2.2(b) provides in its entirety, as follows:

(b) to make, have made, use, promote, market, distribute and/or sell any products (including, without limitation, any Products) intended for use in the Detection and Research Reagent Field; or

10. Section 2.2.2(c) is revised by the insertion of the word “itself’ before the word “develop”.

11. Revise Sections 2.2.2(f)(ii) and 2.2.2(h) by changing each occurrence of “discovery” to “Discovery”, and revise Section 2.8.5 by changing “discover” to “conduct Discovery of”.

12. Section 2.3 is amended to read in its entirety as follows:

2.3 Right to Sublicense. Codexis (or its successor) may grant sublicenses to the Enabling Technology, Product Technology and related Know-How to such Third Parties as it

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

deems appropriate, but such sublicenses may only grant rights to practice in the Codexis Field; provided, Codexis may not (i) sublicense the rights granted in Section 2.1.1(c) except in connection with a grant of a sublicense of the rights granted it in Section 2.1.1(a), or (ii) sublicense the rights granted it in Section 2.1.1(b) or 2.1.1(e). Codexis (or its successor) may grant licenses to the Assigned Patents as it deems appropriate.

13. Section 2.7.1 is amended to provide in its entirety as follows:

2.7.1 MUS. Notwithstanding the license grants in Section 2.1, the Parties agree that:

(a) MUS and its wholly-owned Affiliates shall, until the Separation Event, retain the right to conduct research with the Enabling Technology and related Know-How in the Codexis Field and/or the Reserved SubFields for the purpose of (i) improving and expanding Enabling Technology, and/or (ii) exploring applications of the Enabling Technology for areas outside the Codexis Field and/or the Reserved SubFields; provided, MUS and its wholly-owned Affiliates shall not use the Enabling Technology for the primary intended purpose of developing any Products or Services for use in the Codexis Field and/or the Reserved SubFields, on its own behalf or on behalf of any Third Party.

(b) At all times during and after this Agreement, nothing herein shall restrict, or be construed to restrict, MUS’ right to practice and grant licenses to practice the Enabling Technology and Product Technology and/or use related Know-How, outside the Codexis Field and/or the Reserved SubFields.

(c) It is understood and agreed that, at all times, MUS shall retain (i) the right (sublicensable to its Affiliates) to internally use the Enabling Technology, Product Technology and related Know-How to conduct Discovery and development of pharmaceutical and/or Agrochemical products by any means (which may include, without limitation, the development of Building Blocks, the addition of Building Blocks to Templates and/or analoging of Functional Compounds), and to conduct commercialization of such products; and (ii) the sublicensable right to make and/or have made, use, import, have imported, offer for sale and/or sell any such products.

14. Section 2.7.2 is revised to provide in its entirety as follows:

2.7.2 Codexis. Except as expressly set forth in this Agreement, nothing herein shall limit the ability of Codexis to use any intellectual property, tangible property or technology not subject to this Agreement, whether the foregoing is developed by it or acquired by it (by license, acquisition or otherwise) for any purpose, in or outside the Codexis Field.

15. Section 3.2 is amended to provide in its entirety, as follows:

3.2 License to MUS. In partial consideration for the rights granted herein. Codexis shall grant and hereby grants, and MUS hereby accepts, the following licenses:

(a) with respect to Patent Applications and Patents within the scope of Section 1.4(a), an exclusive, worldwide, royalty-free, irrevocable license, with the right to grant and authorize sublicenses; and

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) with respect to Patent Applications and Patents within the scope of Section 1.4(b), subject to the terms of the applicable Third Party Agreement as described in Section 3.3.1, an exclusive (to the extent permitted by the applicable Third Party Agreement), worldwide (to the extent permitted by the applicable Third Party Agreement), royalty-free (subject to Section 3.3.2), irrevocable (to the extent permitted by the applicable Third Party Agreement) license, with the right to grant and authorize sublicenses.

in each case, to develop, make, have made, use, import, have imported, offer for sale, sell or otherwise commercialize or distribute Products and Services solely outside the Codexis Field, and until the Reserved Termination Date, the Reserved SubFields.

16. Article 4 is amended to read in its entirety as follows:

4. COVENANTS

4.1 Use Within the Codexis Field. Codexis covenants that it will not knowingly practice its licenses to the Enabling Technology and related Know-How, or its licenses to the Product Technology and related Know-How, for the purpose of developing or commercializing Products or Services for use outside the Codexis Field and/or the Reserved SubField. Codexis further covenants that it will not knowingly make or permit any of its Sublicensees or contractors to knowingly make any release into the environment of any Microbe or any Plant which has been modified with the use of Enabling Technology (e.g., outside a container or containment vessel which precludes exit of any such Microbes or Plants from such container or vessel), without the prior written consent of MUS.

4.2 Use Outside the Codexis Field. MUS covenants that it will not knowingly use its retained rights with regard to the Enabling Technology or the Product Technology, or knowingly practice its license to Codexis Improvements (if any), for the purpose of developing or commercializing Products or Services for use in the Codexis Field and/or the Reserved SubField; provided that such covenants shall be subject to Section 2.7.1 and further provided that such covenants shall terminate with regard to any Patent Applications and/or Patents for which Codexis’ license terminates pursuant to Sections 9.2.3(b), 12.2, 12.3 and/or 12.4 below.

17. Section 9.2.1 is amended to provide in its entirety, as follows:

9.2.1 Patent Prosecution.

(a) With regard to Patent Applications and Patents within the Product Technology owned by a Third Party, such Third Party shall have the sole right and discretion to conduct Patent Prosecution of such Patent Applications and Patents.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) With regard to Patent Applications and Patents within the Product Technology owned by MUS, MUS shall have the initial right, but not the obligation, to conduct Patent Prosecution of such Patent Applications and Patents, unless such Patent Applications and Patents claim only methods and/or compositions that have substantial, commercially valuable applications solely within the Codexis Field and/or the Reserved SubFields, in which case Codexis shall have the right, but not the obligation, to conduct Patent Prosecution of such Patent Applications and Patents.

18. Section 9.2.2 is amended to provide in its entirety, as follows:

9.2.2 Sharing of Prosecution Costs. Codexis shall be responsible for Prosecution Costs in connection with Patent Prosecution activities described in Section 9.2.1, as follows:

(a) With regard to Patent Applications and Patents within the Product Technology owned by a Third Party, the Third Party and Codexis shall agree on the amounts to be paid by Codexis to the Third Party with regard to the Patent Prosecution of such Patent Application and/or Patent. Unless otherwise agreed in writing, Codexis agrees it shall pay a pro rata share of such Prosecution Costs based on the following formula: Codexis’ percentage share of such Prosecution Costs = 100 (1/1+X), where X equals the number of sublicenses granted by MUS with regard to the applicable Patent Application and/or Patent.

(b) With regard to any Patent Applications and Patents within the Product Technology that are owned by MUS, if MUS conducts the Patent Prosecution activities described in Section 9.2.1(b), Codexis shall pay to MUS a pro rata share of such Prosecution Costs based on the number of sublicenses granted by MUS with regard to the applicable Patent Application and/or Patent.

(c) With regard to any Patent Applications and Patents within the Product Technology that are owned by MUS, if Codexis conducts the Patent Prosecution activities described in Section 9.2.1(b), Codexis shall pay one hundred percent (100%) of the Prosecution Costs incurred after the Effective Date in connection with such activities.

(d) Any amounts for Prosecution Costs subject to this Section 9.2.2 for which Codexis is responsible will be paid by Codexis to the applicable Third Party (or its designee) or to MUS (or its designee), as applicable, within forty-five (45) days of an invoice therefor.

19. Section 9.2 is amended by the addition of new Section 9.2.5:

9.2.5 Opt Out. Notwithstanding Sections 9.2.1 through 9.2.4 above, if Codexis does not wish to retain rights to any Patent Application or Patent within the Product Technology, Codexis may, with sixty (60) days written notice to MUS, relinquish its license rights to such Patent Application and Patent. In such event, Codexis shall have no further license rights under this Agreement with regard to the applicable Patent Applications and/or Patents, (i) shall not be entitled to participate in further Patent Prosecution as described in Section 9.2.2 with respect

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

thereto, and/or further consultation and/or information rights as described in Section 9.2.4, with regard to such Patent Applications and/or Patents, (ii) shall have no obligation to pay Prosecution Costs incurred after the effective date of termination with respect to the applicable Patent Application and/or Patent; (iii) shall have no further enforcement rights described in Section 10.3 with respect to such Patent Application and/or Patent. Codexis shall remain obligated to pay its share of any Patent Prosecution expenses incurred prior to the applicable effective date of termination.

20. Section 10.3 is amended to provide in its entirety, as follows:

10.3 Product Technology.

10.3.1 Infringement in the Codexis Field.

(a) With regard to any Patent within the Product Technology that is owned by a Third Party, such Third Party shall have the first right, but not the obligation to enforce such Patent within the Product Technology against any infringements by Third Parties in the Codexis Field and/or the Reserved SubFields and defend any declaratory judgment action.

(b) With regard to any Patent within the Product Technology that is owned by MUS:

(i) So long as Codexis retains an exclusive license to the applicable Patent within the Product Technology and such Patent has applications only in the Codexis Field, Codexis shall have the first right, but not the obligation, to enforce Patents within the Product Technology against any infringements by Third Parties in the Codexis Field and defend any declaratory judgment action. If Codexis fails to initiate a suit to enforce such patent in any jurisdiction against a commercially significant infringement in the Codexis within one (1) year of a request by MUS to do so, MUS may initiate suit against such infringement, at its expense. In such event, Codexis agrees to join in such action, if required by applicable law.

(ii) If Codexis does not have an exclusive license to the applicable Patent and/or if such Patent claims inventions having one or more applications outside the Codexis Field, then MUS shall have the first right, but not the obligation, to enforce such Patent against any infringements by Third Parties in the Codexis Field and defend any declaratory judgment action with respect thereto. If MUS fails to initiate a suit to enforce such Patent in any jurisdiction against a commercially significant infringement in the MUS Field within one (1) year of a request by Codexis to do so, Codexis may initiate suit against such infringement, at its expense. In such event, MUS agrees to join in such action, if required by applicable law.

(c) Notwithstanding Section 10.3.1(b) above, Codexis acknowledges that (i) certain patents within the Product Technology are and will be owned by Third Parties and, that in some cases, such Third Parties may have retained or may retain the first right, or the sole right to enforce such patents, and (ii) prior to the Effective Date, MUS has granted to Third Parties rights to conduct or participate in the enforcement and/or defense of certain Patent Applications and/or Patents within the Product Technology that are owned by MUS.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.3.2 Infringement Outside the Codexis Field.

(a) With regard to any Patent within the Product Technology that is owned by a Third Party, such Third Party shall have the first right, but not the obligation, at its sole expense, to enforce such Patents against any infringements by Third Parties outside the Codexis Field and/or the Reserved SubFields and defend any declaratory judgment action relating thereto.

(b) With regard to any Patent within the Product Technology that is owned by MUS, MUS (or its designee) shall have the right, but not the obligation, to pursue infringement of such Patents outside the Codexis Field and the Reserved SubFields, but shall consult with Codexis before commencing any such suit.

103.3 Recoveries. Any recovery received by a Party hereto as a result of any claim, suit or proceeding brought pursuant to this Section 10.3 shall be used first to reimburse the Party(ies), and any involved Third Party, for all expenses (including attorneys and professional fees) incurred in connection with such claim, suit or proceeding. Any amounts recovered by a Third Party in a claim, suit or proceeding pursued solely by such Third Party may be retained by such Third Party. With regard to any other recovery, after reimbursement as described in the preceding sentence, the remainder shall be divided as follows: (a) in any suit relating primarily to infringement in the Codexis Field and/or the Reserved SubFields, seventy percent (70%) to the Party initiating the suit, and thirty percent (30%) to the other Party, and (b) in any suit primarily relating to infringement outside the Codexis Field and/or the Reserved SubFields, as MUS determines or as may be agreed by the Parties in writing.

21. Section 10.7.3 is revised to read in its entirety, as follows:

10.7.3 Codexis Responsibility. If any claim, suit or proceeding subject to this Section 10.7 is based on allegations relating to the conduct or activities of Codexis and/or its Sublicensees, unless such claim, suit or proceeding is based solely on an allegation that the practice of the Enabling Technology infringed a patent owned by a Third Party, then Codexis shall have the right and responsibility to conduct the defense of such action, and shall pay the costs of defense of any such action.

22. Revise Sections 1.31 such that the phrase “within the Codexis Field’ shall be amended to read “within the Codexis Field, and until the Reserved SubField Termination Date, the Reserved SubFields”.

23. Revise Sections 1.32, 1.33, 1.41, 1.53, 2.2.1 and 7.1.3 by adding the phrase “and/or the Reserved SubFields” after each occurrence of the phrase “in the Codexis Field”.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

24. Revise Sections 2.2.2(f), 2.2.3, 2.5, 2.7.2, 2.8.2, 4.1, 8.1 and 9.2.1 by adding the phrase “and/or the Reserved SubFields” after each occurrence of the phrase “outside the Codexis Field”.

25. Exhibits F and G attached to this Amendment No. 1 shall become exhibits to the Agreement.

26. Except as expressly provided herein, the terms of the Agreement shall remain in full force and effect.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, MUS and Codexis have executed this Amendment No. 1 to License Agreement as of the first above written.

MAXYGEN, INC.		CODEXIS, INC.

By:	/s/ Russell J. Howard	By:	/s/ Alan Shaw
Name:	Russell J. Howard	Name:	Alan Shaw
Title:	Chief Executive Officer	Title:	President

EXHIBIT F

SCHEDULED PRODUCTS

1.	Products for the following petrochemical applications:

Crude Oil Applications

enhancement of recovery of down-hole crude

reduction of metals or sulfur in crude oil & derivatives

reduction of viscosity in crude oil & derivatives

Refinery Applications (for crude oil derivatives)

aromatic/ring-compound removal

sulfur removal

viscosity modification

bio-thepene removal from fuels

conversion of glycerine to glycerine derivatives

2.	Products for the following textile/paper manufacturing applications:

manufacture of dyes/pigments

manufacture of sizing agents

enhanced fiber bio-degradation

enhanced pulping

3.	Products for the following environmental clean-up applications:

Soil/water bioremediation (e.g., hydrocarbons/chlorocarbon contamination)

sulfur/CO2 sequestration

radioisotope contamination

nuclear waste processing

treatment (i.e., degradation) of effluent waste products from wood product/paper processing

treatment (i.e., degradation) of effluent waste products from grain/oil seed processing

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G

RESERVED SUBFIELDS

1.	SubField 1: Manufacture of the [*] monomers specified below, for use to make polymers (excluding polymers for use for [*] and/or [*]):

Categories

(a)	[*]
(b)	carboxylic acids, as follows: amino carboxylic acids, hydroxy carboxylic acids, olefinic carboxylates and hydroxy acids
(c)	[*]
(d)	[*]
(e)	[*]

2.	SubField 2: Manufacture of the [*] agents specified below (excluding agents for use for [*] and/or [*]):

Categories

(a)	[*]
(b)	[*]
(c)	[*]
(d)	[*]

3.	SubField 3: Manufacture of the fuels and fuel additives specified below:

Categories

(a)	C7-C20 hydroxyalkanes and/or biomass (cellulose) conversion into ethanol
(b)	bioester fuel oxygenates and/or additives to increase biodegradability of hydrocarbon fuels
(c)	production of [*] for use as a [*]

4.	SubField 4: [*], as specified below:

Categories

(a)	[*]
(b)	[*]
(c)	[*]

5.	SubField 5: Manufacture of the following [*], to the extent not covered by SubField 1:

Categories

(a)	[*]
(b)	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)	[*]
(d)	[*]
(e)	[*]

6.	SubField 6: Manufacture of polymers made from the monomers specified below, for use as [*] (excluding any use in, on or for [*] or any other [*] and/or [*]):

Categories

(a)	[*]
(b)	[*]
(c)	[*]
(d)	[*]
(e)	[*]
(f)	[*]

7.	SubField 7: Manufacture of the [*] specified below for [*] uses (excluding any use in, on or for [*] or any other [*] and/or [*]):

Categories

(a)	[*]
(b)	[*]
(c)	[*]
(d)	[*]
(e)	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.